Phoenix Life Sciences International Limited 8-K

Exhibit 99.1

Phoenix Life Sciences International Receives Approval for Name Change, Symbol Change, and Completion of Consolidation of Businesses

DENVER – November 2, 2018 – Phoenix Life Sciences International Limited (OTC: PLSI) (“Phoenix Life”), an international adaptive healthcare solutions company, today announced it has completed the last stages the consolidation of businesses and received approval from the Financial Industry Regulatory Authority (“FINRA”) of the corporate action completing its name change and change of stock symbol.

Phoenix Life Sciences International Limited will now trade under the stock symbol PLSI.

“After five years of planning and hard work, we could not be more excited to have completed this consolidation to build a world changing organization,” said Martin Tindall, CEO of Phoenix Life Sciences International. “This marks the end of what has been a long transitional period for our company and the beginning of a new chapter of opportunity for Phoenix Life. We have made incredible progress over the past months towards our goal of creating a truly international healthcare organization. Our focus on creating global supply of pharmaceutical and nutraceutical products derived from medical cannabis and other botanical compounds targeted towards treating patients across the world with a range of diseases makes me truly proud.”

The company has recently announced some of the following milestones:

-	Completion of merger including retiring all convertible notes
-	Appointment of new Board of Directors and executive team
-	Received approval to establish operations in the country and manufacture botanical pharmaceutical products
-	Medical Advisory Council adds Diabetes Director

Tindall continued, “Unlike other companies that are focused on retail or limited markets, our vision is to bring cannabinoid-based treatments to a global audience through government-supported healthcare systems. Starting in the South Pacific, we plan to create a comprehensive supply chain of cannabinoid-based pharmaceutical products that healthcare systems across the world can utilize to improve the health of their people.”

For more information about Phoenix Life, visit https://www.plsi.co/.

About Phoenix Life Sciences International Limited

Phoenix Life Sciences International Limited is an adaptive healthcare solutions company. Our business is to advance research and integrate programs and manufacturing of products that target and treat diabetes, pain, cancer, and address psychological, gastrointestinal, autoimmune, neurological and sleep disorders. We strive to create partnerships and integrate these programs for human health into communities worldwide as part of our Global Health Initiative.

FORWARD-LOOKING STATEMENTS

Information contained in this press release regarding Phoenix Life Sciences International, Limited and its subsidiaries, (the “Companies”) may constitute forward-looking statements or statements which may be deemed or construed to be forward-looking statements. The words “plan”, “forecast”, “anticipates”, “estimate”, “project”, “intend”, “expect”, “should”, “believe,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve, and are subject to, known and unknown risks, uncertainties and other factors which could cause the Company’s actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. The risks, uncertainties and other factors are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission. All forward-looking statements attributable to the Companies herein are expressly qualified in their entirety by the above-mentioned cautionary statement. The Companies disclaim any obligation to update forward-looking statements contained in this press release, except as may be required by law.

FOOD AND DRUG ADMINISTRATION (FDA) DISCLOSURE

These statements have not been evaluated by the FDA and therefore the products sold by Phoenix Life Sciences International are not available on U.S.

LEGAL DISCLOSURE

Phoenix Life Sciences International does not sell or distribute any products in the United States that are in violation of the United States Controlled Substances Act (US.CSA). This company does not grow, sell, and distribute cannabis-based products in the United States and is solely involved with the legal distribution of medical cannabis-based products within certain international markets outside of the United States.

Investor Contact:

Phone: 1.888.717.5655 or international +1.720.699.7222

E-mail: investor.relations@phoenixlife.co

Media Contact:

Kathryn Reinhardt

CMW Media

Kathryn@cmwmedia.com

619-972-3089